SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



        Date of Report (Date of earliest event reported) : December 15, 1999

MORGAN STANLEY CAPITAL I INC., (as depositor under the Pooling and Servicing Agreement, dated July 1, 1999, which forms the Trust, which will issue the Morgan Stanley Capital I Inc. Commercial Mortgage Pass-Through Certificates Series 1999-CAM1).

                          MORGAN STANLEY CAPITAL I INC.
             (Exact name of registrant as specified in its charter)


       Delaware                    333-62911-04               13-3291626
     (State or other          (Commission File Number)       (IRS Employer
     jurisdiction of                                       Identification No.)
     incorporation)


1585 Broadway, 37th Floor
New York, New York                                                10036
(Address of principal executive offices)                       (Zip Code)


       Registrant's telephone number, including area code : (212) 761-4000

                                       N/A
         (Former name or former address, if changed since last report.)



                                   Page 1 of 4
            This report consists of 8 consecutively numbered pages.

Item 5.    Other Events.

     This report and the attached exhibit is being filed pursuant to "no-action" positions taken by the Securities and Exchange Commission with respect to alternative means of satisfying the Registrant's reporting obligations under the Securities Exchange Act of 1934, as amended, with respect to the Registrant's Morgan Stanley Capital I Inc. Commercial Mortgage Pass-Through Certificates, Series 1999-CAM1 (the "Certificates"). The Certificates were issued, and this report and exhibit is being filed, pursuant to the terms of the Pooling and Servicing Agreement, dated as of July 1, 1999 ( the "Agreement"), among Morgan Stanley Capital I Inc., as depositor, Conning Asset Management Company, as master servicer and special servicer, and The Chase Manhattan Bank, as trustee. On December 15, 1999 distributions were made to the Certificateholders. Specific information with respect to this distribution is filed as Exhibit 99.1. No other reportable transactions or matters have occurred during the current reporting period.

Item 7.    Financial Statements and Exhibits.

           (a)   Not applicable

           (b)   Not applicable

           (c)   The following exhibits are filed as part of this report:

                 Statement to Certificateholders on December 15, 1999 as Exhibit 99.1.

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     THE CHASE MANHATTAN BANK,
                                     not in its individual capacity but solely as Trustee under the Agreement referred to herein


Date:    December 16, 1999          By:  /s/  Nina Velastegui
                                        Nina Velastegui
                                        Assistant Vice President

INDEX TO EXHIBITS


      Exhibit
      Number                  Description of Exhibits                    Page

        99.1             Monthly Certificateholder Statement on             5
                         December 15, 1999.

                                  Exhibit 99.1

              Monthly Certificateholder Statement on December 15, 1999

Distribution Date:  15-Dec-1999
Record Date:        30-Nov-1999
Closing Date:       21-Jul-1999
Next Pmt Date:      18-Jan-2000
Maturity Date:      15-Mar-2032


           MORGAN STANLEY CAPITAL I INC. COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 1999-CAM1
                                          STATEMENT TO CERTIFICATEHOLDERS
                                         CERTIFICATE DISTRIBUTION DETAIL
                                             DISTRIBUTION IN DOLLARS
-----------------------------------------------------------------------------------------------------------------------------------
        ORIGINAL        BEGINNING                                                     REALIZED   PREPAYMENT         ENDING
        FACE            PRINCIPAL                                                  LOSSES/TRUST  PREMIUMS/YIELD     PRINCIPAL
CLASS   VALUE           BALANCE            INTEREST      PRINCIPAL      TOTAL         EXPENSES   MAINT CHARGES       BALANCE
---------------------------------------------------------------------------------------------------------------------------------
A1       95,763,000.00     91,900,175.62     500,855.96     939,888.21   1,440,744.17        0.00          0.00    90,960,287.41
A2      180,000,000.00    177,360,687.75     999,131.87     642,187.79   1,641,319.66        0.00          0.00   176,718,499.96
A3      167,680,000.00    167,680,000.00     966,954.67           0.00     966,954.67        0.00          0.00   167,680,000.00
A4      205,751,000.00    205,751,000.00   1,203,643.35           0.00   1,203,643.35        0.00          0.00   205,751,000.00
B        26,209,000.00     26,209,000.00     155,506.73           0.00     155,506.73        0.00          0.00    26,209,000.00
C        26,210,000.00     26,210,000.00     160,723.98           0.00     160,723.98        0.00          0.00    26,210,000.00
D        12,097,000.00     12,097,000.00      75,491.28           0.00      75,491.28        0.00          0.00    12,097,000.00
E        20,161,000.00     20,161,000.00     125,814.63           0.00     125,814.63        0.00          0.00    20,161,000.00
F         8,065,000.00      8,065,000.00      50,329.60           0.00      50,329.60        0.00          0.00     8,065,000.00
G        14,113,000.00     14,113,000.00      76,915.85           0.00      76,915.85        0.00          0.00    14,113,000.00
H        14,112,000.00     14,112,000.00      76,910.40           0.00      76,910.40        0.00          0.00    14,112,000.00
J         6,049,000.00      6,049,000.00      32,967.05           0.00      32,967.05        0.00          0.00     6,049,000.00
K         8,064,000.00      8,064,000.00      43,948.80           0.00      43,948.80        0.00          0.00     8,064,000.00
L         6,049,000.00      6,049,000.00      32,967.05           0.00      32,967.05        0.00          0.00     6,049,000.00
M         6,048,000.00      6,048,000.00      32,961.60           0.00      32,961.60        0.00          0.00     6,048,000.00
N         4,032,000.00      4,032,000.00      21,974.40           0.00      21,974.40        0.00          0.00     4,032,000.00
O         6,052,937.00      6,052,937.00      32,988.51           0.00      32,988.51        0.00          0.00     6,052,937.00
R_III             0.00              0.00           0.00           0.00           0.00        0.00          0.00             0.00
---------------------------------------------------------------------------------------------------------------------------------
TOTALS  806,455,937.00    799,953,800.37   4,590,085.73   1,582,076.00   6,172,161.73        0.00          0.00   798,371,724.37
---------------------------------------------------------------------------------------------------------------------------------
X       806,455,937.00    799,953,800.37     402,022.51           0.00     402,022.51        0.00          0.00   798,371,724.37
---------------------------------------------------------------------------------------------------------------------------------



                                      FACTOR INFORMATION PER $1,000 OF ORIGINAL FACE
-----------------------------------------------------------------------------------------  -------------------------------------
                     BEGINNING                                            REALIZED       PP/YMC      ENDING        CURRENT
                     PRINCIPAL                                            LOSSES         FACTOR      PRINCIPAL     PASS-THRU
CLASS  CUSIP         FACTOR            INTEREST  PRINCIPAL       TOTAL    FACTOR                     FACTOR        RATE
-------------------------------------------------------------------------------------------  ------------------------------------
A1    61745MMW0     959.66266324    5.23016154    9.81473231   15.04489385   0.00000000   0.00000000   949.84793093   6.54000000%
A2    61745MMX8     985.33715417    5.55073261    3.56770994    9.11844256   0.00000000   0.00000000   981.76944422   6.76000000%
A3    61745MND1   1,000.00000000    5.76666669    0.00000000    5.76666669   0.00000000   0.00000000 1,000.00000000   6.92000000%
A4    61745MNE9   1,000.00000000    5.85000000    0.00000000    5.85000000   0.00000000   0.00000000 1,000.00000000   7.02000000%
B     61745MMY6   1,000.00000000    5.93333321    0.00000000    5.93333321   0.00000000   0.00000000 1,000.00000000   7.12000000%
C     61745MMZ3   1,000.00000000    6.13216253    0.00000000    6.13216253   0.00000000   0.00000000 1,000.00000000   7.35859500%
D     61745MNA7   1,000.00000000    6.24049599    0.00000000    6.24049599   0.00000000   0.00000000 1,000.00000000   7.48859500%
E     61745MNB5   1,000.00000000    6.24049551    0.00000000    6.24049551   0.00000000   0.00000000 1,000.00000000   7.48859500%
F     61745MNC3   1,000.00000000    6.24049597    0.00000000    6.24049597   0.00000000   0.00000000 1,000.00000000   7.48859500%
G     61745MNF6   1,000.00000000    5.45000000    0.00000000    5.45000000   0.00000000   0.00000000 1,000.00000000   6.54000000%
H     61745MNG4   1,000.00000000    5.45000000    0.00000000    5.45000000   0.00000000   0.00000000 1,000.00000000   6.54000000%
J     61745MNH2   1,000.00000000    5.45000000    0.00000000    5.45000000   0.00000000   0.00000000 1,000.00000000   6.54000000%
K     61745MNJ8   1,000.00000000    5.45000000    0.00000000    5.45000000   0.00000000   0.00000000 1,000.00000000   6.54000000%
L     61745MNK5   1,000.00000000    5.45000000    0.00000000    5.45000000   0.00000000   0.00000000 1,000.00000000   6.54000000%
M     61745MNL3   1,000.00000000    5.45000000    0.00000000    5.45000000   0.00000000   0.00000000 1,000.00000000   6.54000000%
N     61745MNM1   1,000.00000000    5.45000000    0.00000000    5.45000000   0.00000000   0.00000000 1,000.00000000   6.54000000%
O     61745MNN9   1,000.00000000    5.45000055    0.00000000    5.45000055   0.00000000   0.00000000 1,000.00000000   6.54000000%
R_III   N/A           0.00000000    0.00000000    0.00000000    0.00000000   0.00000000   0.00000000     0.00000000   0.00000000%
-------------------------------------------------------------------------------------------  ------------------------------------
TOTALS              991.93739381    5.69167579    1.96176372    0.00000000   0.00000000   0.00000000   989.97563009
-------------------------------------------------------------------------------------------  ------------------------------------
X     61745MNP4     991.93739381    0.49850524    0.00000000    0.49850524   0.00000000   0.00000000   989.97563009   0.60306900%

-------------------------------------------------------------------------------------------  ------------------------------------

If there are any questions or problems with this statement, please contact the Administrator listed below:
                     ---------------------------------------
                                NINA VELASTEGUI
                THE CHASE MANHATTAN BANK - STRUCTURED FINANCE SERVICES
                        450 WEST 33RD STREET, 14TH FLOOR
                            NEW YORK, NEW YORK 10001
                              TEL:  212/946-7600
                       Email: chanena.velastegui@chase.com
                     ---------------------------------------
                                                                                   (C) COPYRIGHT 1999, CHASE MANHATTAN CORPORATION

                                      -6-

Distribution Date:  15-Dec-1999
Record Date:        30-Nov-1999
Closing Date:       21-Jul-1999
Next Pmt Date:      18-Jan-2000
Maturity Date:      15-Mar-2032

          MORGAN STANLEY CAPITAL I INC. COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 1999-CAM1
                                          STATEMENT TO CERTIFICATEHOLDERS

                                         CERTIFICATE DISTRIBUTION DETAIL

Available Funds                                                                                                     6,574,184.24
Principal Distribution Amount                                                                                       1,582,076.00
Prepayment Interest Shortfall                                                                                               0.00
Default Interest                                                                                                            0.00
Excess Interest                                                                                                             0.00
Extraordinary Trust Fund Expenses                                                                                           0.00
Interest Reserve Account                                                                                                    0.00
    Deposits                                                                                                                 N/A
    Withdrawals                                                                                                              N/A

Balance Information

Group      Beg Loan Count     Beg Sched Balance   Beg Unpaid Balance   End Loan Count      End Sched Balance   End Unpaid Balance
----------------------------------------------------------------------------------------------------------------------------------
     1         152             799,953,800.37         800,211,085.54       152                798,371,724.37      798,439,374.59
----------------------------------------------------------------------------------------------------------------------------------
Totals         152             799,953,800.37         800,211,085.54       152                798,371,724.37      798,439,374.59
----------------------------------------------------------------------------------------------------------------------------------


Number and Aggregate Principal Amounts of Mortgage Loans in Delinquency

          ---------------------------------------------------------------------------
                                                  Aggregated
                     Period         Number        Principal Balance        Percentage
          ---------------------------------------------------------------------------
          less than 1 month              7        29,150,046.07           0.00000088%
          1 month                        0                 0.00           0.00000000%
          2 months                       0                 0.00           0.00000000%
          3+ months                      0                 0.00           0.00000000%
          In foreclosure                 0                 0.00           0.00000000%
          REO                            0                 0.00           0.00000000%
          ---------------------------------------------------------------------------
          Totals                         7        29,150,046.07           0.00000088%
          ---------------------------------------------------------------------------


Prepayment Penalties

                    Class         Prepayment           Yield
                                   Premium           Maintenance
                    --------------------------------------------
                    A1                0.00              0.00
                    A2                0.00              0.00
                    A3                0.00              0.00
                    A4                0.00              0.00
                    X                 0.00              0.00
                    B                 0.00              0.00
                    C                 0.00              0.00
                    D                 0.00              0.00
                    E                 0.00              0.00
                    F                 0.00              0.00
                    G                 0.00              0.00
                    H                 0.00              0.00
                    J                 0.00              0.00
                    K                 0.00              0.00
                    L                 0.00              0.00
                    M                 0.00              0.00
                    N                 0.00              0.00
                    O                 0.00              0.00
                    R_III             0.00              0.00
                    -------------------------------------------
                    TOTALS            0.00              0.00

                                      -7-
                                                                                (C) COPYRIGHT 1999, CHASE MANHATTAN CORPORATION

Distribution Date:  15-Dec-1999
Record Date:        30-Nov-1999
Closing Date:       21-Jul-1999
Next Pmt Date:      18-Jan-2000
Maturity Date:      15-Mar-2032


          MORGAN STANLEY CAPITAL I INC. COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 1999-CAM1
                                          STATEMENT TO CERTIFICATEHOLDERS

                                         CERTIFICATE DISTRIBUTION DETAIL


Advance summary
     Principal & Interest Advances
          Current Principal & Interest Advances                    303,248.11
          Outstanding Principal & Interest Advances                303,248.11
          Reimbursement of Interest on any P&I Advances                  0.00

     Servicing Advances
          Current Servicing Advances                                     0.00

          Outstanding Servicing Advances                                 0.00

          Reimbursement of Interest on any Servicing Advances            0.00


Fee Summary
     Master Servicing Fees                                          26,665.13

     Excess Servicing Fees                                         101,222.37

     Sub-Servicing Fees                                                  0.00

     Trustee Fees                                                    1,666,57

     Special Servicer Fee                                                0.00

     Disposition Fee                                                     0.00

     Workout Fee                                                         0.00

Appraisal Reduction Amounts
          -----------------------------------------------------------
          Loan Number        Appraisal                Appraisal
                         Reduction Effected          Reduction Amount
                                Date
          -----------------------------------------------------------
               none
          -----------------------------------------------------------

                                      -8-